Exhibit 17


                              ARISTATA EQUITY FUND
                            1625 BROADWAY, SUITE 2200
                             DENVER, COLORADO 80202

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER __, 2004

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                            FINANCIAL INVESTORS TRUST

         The undersigned Shareholder(s) of the above-referenced fund (the "Fund") hereby appoint(s) Jeffrey D. Adams, Jasper Frontz, Jeremy O. May, and Erin Douglas (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on November __, 2004, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement/Prospectus as checked on the reverse side.

         All properly executed proxies will be voted as directed herein by the signing shareholder(s). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR EACH PROPOSAL. Please date, sign and return promptly.

         PLEASE FILL IN BOX(ES) AS SHOWN USING A BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

                         ------------------------------

         THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" THE PROPOSALS
TO:

         Proposal 1:   Approve an Agreement and Plan of Reorganization providing
                       for the transfer of all of the assets and all of the liabilities of the Aristata Equity Fund to the Westcore
                       Blue Chip Fund. This transfer will be made in exchange for shares of the Westcore Blue Chip Fund, and the shares so received will be distributed to shareholders of the Aristata Equity Fund.

                  [ ] For                 [ ] Against                [ ] Abstain

         Proposal 2:   Ratify an  interim  Investment  Advisory  Agreement  with
                       Denver Investment Advisors LLC.

                  [ ] For                 [ ] Against                [ ] Abstain


                          PLEASE SIGN ON REVERSE SIDE.

         The undersigned  acknowledges receipt with this proxy card of a copy of
the   Notice   of   Special    Meeting   of    Shareholders    and   the   Proxy
Statement/Prospectus.

Dated: __________ __, 2004

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Signature(s) (Please sign in box)


Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


                           Vote this proxy card TODAY!

       Your prompt response will save the expense of additional mailings.


VOTE BY PHONE OR BY MAIL!

CALL: To vote by phone call toll-free 1-800-644-8595, Option 2 and use the control number on the front of your proxy card.

MAIL:  Return the signed proxy card in the enclosed envelope.

                           ARISTATA QUALITY BOND FUND
                            1625 BROADWAY, SUITE 2200
                             DENVER, COLORADO 80202

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER __, 2004

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                            FINANCIAL INVESTORS TRUST

         The undersigned Shareholder(s) of the above-referenced fund (the "Fund") hereby appoint(s) Jeffrey D. Adams, Jasper Frontz, Jeremy O. May, and Erin Douglas (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on November __, 2004, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement/Prospectus as checked on the reverse side.

         All properly executed proxies will be voted as directed herein by the signing shareholder(s). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR EACH PROPOSAL. Please date, sign and return promptly.

         PLEASE FILL IN BOX(ES) AS SHOWN USING A BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

                         ------------------------------

         THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" THE PROPOSALS
TO:

         Proposal 1:   Approve an Agreement and Plan of Reorganization providing
                       for  the  transfer  of all of the  assets  and all of the
                       liabilities  of the  Aristata  Quality  Bond  Fund to the
                       Westcore  Plus Bond Fund.  This  transfer will be made in
                       exchange for shares of the Westcore  Plus Bond Fund,  and
                       the   shares  so   received   will  be   distributed   to
                       shareholders of the Aristata Quality Bond Fund.

                  [ ] For                 [ ] Against                [ ] Abstain


         Proposal 2:   Ratify an  interim  Investment  Advisory  Agreement  with
                       Denver Investment Advisors LLC.

                  [ ] For                 [ ] Against                [ ] Abstain

                          PLEASE SIGN ON REVERSE SIDE.

         The undersigned  acknowledges receipt with this proxy card of a copy of
the   Notice   of   Special    Meeting   of    Shareholders    and   the   Proxy
Statement/Prospectus.

Dated: __________ __, 2004

---------------------------------
|                                |
|                                |
---------------------------------

Signature(s) (Please sign in box)


Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


                           Vote this proxy card TODAY!

       Your prompt response will save the expense of additional mailings.


VOTE BY PHONE OR BY MAIL!

CALL: To vote by phone call toll-free 1-800-644-8595, Option 2 and use the control number on the front of your proxy card.

MAIL:  Return the signed proxy card in the enclosed envelope.

                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                            1625 BROADWAY, SUITE 2200
                             DENVER, COLORADO 80202

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER __, 2004

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                            FINANCIAL INVESTORS TRUST

         The undersigned Shareholder(s) of the above-referenced fund (the "Fund") hereby appoint(s) Jeffrey D. Adams, Jasper Frontz, Jeremy O. May, and Erin Douglas (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on November __, 2004, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement/Prospectus as checked on the reverse side.

         All properly executed proxies will be voted as directed herein by the signing shareholder(s). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR EACH PROPOSAL. Please date, sign and return promptly.

         PLEASE FILL IN BOX(ES) AS SHOWN USING A BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

                         ------------------------------

         THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" THE PROPOSALS
TO:

         Proposal 1:   Approve an Agreement and Plan of Reorganization providing
                       for the transfer of all of the assets and all of the liabilities of the Aristata Colorado Quality Tax-Exempt
                       Fund to the Westcore Colorado Tax-Exempt Fund. This transfer will be made in exchange for shares of the Westcore Colorado Tax-Exempt Fund, and the shares so received will be distributed to shareholders of the Aristata Colorado Quality Tax-Exempt Fund.

                  [ ] For                 [ ] Against                [ ] Abstain


         Proposal 2:   Ratify an  interim  Investment  Advisory  Agreement  with
                       Denver Investment Advisors LLC.

                      [ ] For             [ ] Against                [ ] Abstain

                          PLEASE SIGN ON REVERSE SIDE.

         The undersigned  acknowledges receipt with this proxy card of a copy of
the   Notice   of   Special    Meeting   of    Shareholders    and   the   Proxy
Statement/Prospectus.

Dated: __________ __, 2004

---------------------------------
|                                |
|                                |
---------------------------------

Signature(s) (Please sign in box)


Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


                           Vote this proxy card TODAY!

       Your prompt response will save the expense of additional mailings.


VOTE BY PHONE OR BY MAIL!

CALL: To vote by phone call toll-free 1-800-644-8595, Option 2 and use the control number on the front of your proxy card.

MAIL:  Return the signed proxy card in the enclosed envelope.